MUNIYIELD
FLORIDA FUND




FUND LOGO




Annual Report

October 31, 1998



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Florida Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield
Florida Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




MuniYield Florida Fund


DEAR SHAREHOLDER

For the year ended October 31, 1998, the Common Shares of MuniYield Florida Fund earned $1.030 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 6.56%, based on a month-end net asset value of $15.70 per share. Over the same period, the total investment return on the Fund's Common Shares was +7.96%, based on a change in per share net asset value from $15.59 to $15.70, and assuming reinvestment of $1.029 per share income dividends and $0.055 per share capital gains distributions.

For the six months ended October 31, 1998, the total investment return on the Fund's Common Shares was +5.65%, based on a change in per share net asset value from $15.27 to $15.70, and assuming reinvestment of $0.424 per share income dividends.

For the six-month period ended October 31, 1998, the Fund's Auction Market Preferred Shares had an average yield of 3.53%.


The Municipal Market Environment
During the six months ended October 31, 1998, long-term bond yields declined significantly. The near absence of any inflationary pressures in the United States continued to support historic low interest rates. Additionally, foreign economic factors have continued to outweigh US domestic fundamentals, as they have for much of 1998. The economic crisis that began in Asia over a year ago has spread both to Russia and South America. However, economic factors in these countries have begun to negatively impact US growth. For example, employment in the US manufacturing sector declined in recent months as a result of reduced demand for export goods. Concern that the modest decline in US economic growth seen thus far would spread and intensify led the Federal Reserve Board to lower short-term interest rates in late September, in mid-October and in mid-November. These actions were taken to offset the drag of foreign economies on future US growth.

US Treasury bond yields continued to benefit from a strong "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp equity market correction, which began at the end of August, triggered a further flight into US Treasury securities. Long-term US Treasury bond yields fell over 90 basis points (0.90%) to approximately 5% by the end of September. This is the lowest level since the US Treasury reintroduced 30-year maturity bond auctions in 1977.

By early October, worldwide investor confidence began to rise, reducing the demand for the safety and liquidity of US Treasury securities. Investor confidence was restored by the belief that major world governments, as well as the International Monetary Fund, would take the necessary action to support weak domestic economies in Asia and Latin America. Additionally, rapid recovery in US and world equity markets caused some investors to reallocate funds from US debt instruments back to various world equity markets. US Treasury securities yields rose for the remainder of the month to end October at 5.15%. During the six-month period ended October 31, 1998, long-term Treasury security yields declined approximately 80 basis points.

During the past 12 months, the tax-exempt bond market has contended with significant new-issue supply pressures. Over the past year, more than $277 billion in new long-term tax-exempt bonds were underwritten, an increase of almost 30% compared to the same period a year ago. During the most recent six-month period, approximately $140 billion in new long-term municipal bonds were underwritten, representing an increase of more than 15% over the same six-month period last year. This increased supply, coupled with the high returns the US equity market generated for much of 1998, was one of the major reasons municipal bond yields declined less than their taxable counterparts during the period.



MuniYield Florida Fund
October 31, 1998



The continued increase in new bond issuance has required ever-lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond financings. Consequently, the pace of new bond issuance has slowed in recent months. In fact, the trend may be reversing. During the three months ended October 31, 1998, just over $60 billion in new long-term municipal bonds were underwritten, a decline of 4% compared to the same quarter a year ago. During the month of October, there were less than $20 billion in new municipal bond securities issued, a decline of over 10% compared to October 1997. We will monitor this trend closely in the coming months to determine if the supply pressures exerted thus far in 1998 are abating and fostering a more balanced supply/demand environment.

Throughout the six-month period ended October 31, 1998, municipal bond yields followed a pattern that was similar to US Treasury securities, although the yield declines were more muted. As measured by the unmanaged Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt revenue bond yields declined over 40 basis points to 5.09% by the end of September, their lowest level since the early 1970s. Municipal bond yields rose during October to end the period at 5.24%. Over the past six months, long-term tax-exempt bond yields declined almost 30 basis points.

Although municipal bond yields declined during the six-month period, recent supply pressures and the absence of the safe haven status enjoyed by US securities caused municipal bond yields to rise relative to US Treasury bond yields. At October 31, 1998, long-term tax-exempt bond yield spreads were attractive relative to US Treasury securities of comparable maturities (over 100%), well in excess of their historic range of 85%--88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Historically, yield spreads have been wider than these levels when there have been potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds.

Currently, municipal bond investors find themselves in a unique investment environment. Previous opportunities to purchase tax-exempt bonds with yields exceeding that of comparable US Treasury issues have been limited to relatively brief episodes and then further limited to a few municipal credits undergoing specific financial pressures. At present, almost the entire municipal bond universe, across nearly all maturity and credit sectors, can be purchased at yields greater than their taxable counterparts. However, the current opportunity may quickly disappear should tax-exempt bond supply pressures diminish or the safe-haven status of US Treasury securities become less desirable. Under these conditions, municipal bond ratios should quickly revert to more normal historic percentages, certainly well below their presently attractive levels.


Portfolio Strategy
During the six-month period ended October 31, 1998, we maintained the Fund's constructive strategy. Equity markets throughout the world entered a very volatile stage, triggered by the currency crisis in Asia and followed by turmoil in Russia and Latin America. We believed a continuation of equity market declines would have a negative impact on economic growth, further constraining global inflation and allowing for further declines in long-term interest rates. This proved to be true as the increase in financial market volatility caused a flight to quality into US Treasury bonds, pushing interest rates to historic lows. Our constructive strategy enabled the Fund to fully participate in the bond market rally and realize an attractive total return.

We believe that interest rates are likely to continue to trend lower in the months ahead. Global economic growth appears to be slowing substantially. Central banks throughout the world, including the US Federal Reserve Board, are trying to stimulate economic growth by easing monetary policy. However, these actions are likely to have a delayed impact. Consequently, our investment outlook will remain constructive until there are signs that the economy has started responding to the monetary stimulus.

During the six-month period ended October 31, 1998, the yield on the Fund's Auction Market Preferred Stock traded between 2.35% and 4.00%. Leverage continues to benefit the Fund's Common Shareholders by significantly augmenting their yield. However, should the spread between short-term and long-term tax-exempt rates narrow, the benefits of leverage will decline and, as a result, reduce the yield to the Fund's Common Shares. (For a complete explanation of the benefits and risks of leveraging, see page 4 of this report to shareholders.)


MuniYield Florida Fund
October 31, 1998


In Conclusion
We thank you for your support of MuniYield Florida Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Portfolio Manager



December 2, 1998




We are pleased to announce that William R. Bock is responsible for the day-to-day management of MuniYield Florida Fund. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President.





PROXY RESULTS
During the six-month period ended October 31, 1998, MuniYield
Florida Fund Common Shareholders voted on the following proposals.
The proposals were approved at a shareholders' meeting on September
24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Trustees:    James H. Bodurtha               7,317,677                      195,001
                                             Herbert I. London               7,314,192                      198,486
                                             Robert R. Martin                7,305,132                      207,546
                                             Arthur Zeikel                   7,307,617                      205,061

                                                                              Shares      Shares Voted    Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                         7,348,595        30,910        133,173



During the six-month period ended October 31, 1998, MuniYield
Florida Fund Preferred Shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 24, 1998. The description of each proposal and number of shares voted are as follows:

                                                                              Shares                    Shares Withheld
                                                                             Voted For                    From Voting
1. To elect the Fund's Board of Trustees:    James H. Bodurtha                 2,043                           0
                                             Herbert I. London                 2,043                           0
                                             Robert R. Martin                  2,043                           0
                                             Joseph L. May                     2,043                           0
                                             Andre F. Perold                   2,043                           0
                                             Arthur Zeikel                     2,043                           0

                                                                              Shares       Shares Voted   Shares Voted
                                                                             Voted For       Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                           2,035            8              0



MuniYield Florida Fund
October 31, 1998



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Florida Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.




MuniYield Florida Fund
October 31, 1998



PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield Florida Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
DATES          Daily Adjustable Tax-Exempt Securities
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
PCR            Pollution Control Revenue Bonds
S/F            Single-Family
VRDN           Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Florida--98.8%
                            Boca Raton, Florida, Community Redevelopment Agency, Tax Increment Revenue
                            Refunding Bonds (Mizner Park)(f)(i):
AAA      Aaa     $ 1,850      4.95% due 3/01/2015                                                              $     838
AAA      Aaa       1,650      4.98% due 3/01/2016                                                                    703
AAA      Aaa       1,300      5% due 3/01/2017                                                                       523
AAA      Aaa       2,600      5% due 3/01/2018                                                                       989
AAA      Aaa       1,000      5% due 12/01/2018                                                                      366

AAA      Aaa       2,650    Brevard County, Florida, IDR (NUI Corporation Project), AMT, 6.40% due
                            10/01/2024 (a)                                                                         2,951

A+       A1       13,700    Citrus County, Florida, PCR, Refunding (Florida Power Corporation--Crystal
                            River), Series A, 6.625% due 1/01/2027                                                14,843

                            Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
AAA      Aaa       1,000      6.55% due 10/01/2013                                                                 1,105
AAA      Aaa       5,000      6.60% due 10/01/2022                                                                 5,526

                            Escambia County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT:
NR*      Aaa       1,930      (Multi-County Program), Series A, 6.90% due 4/01/2020 (e)                            2,041
AAA      Aaa       2,805      Refunding (Multi-County Program), 7% due 4/01/2028 (d)                               3,097
NR*      Aaa       1,850      Series A, 7.40% due 10/01/2023 (e)                                                   1,948

BBB      Baa1      3,000    Escambia County, Florida, PCR (Champion International Corporation Project)
                            AMT, 6.90% due 8/01/2022                                                               3,296

NR*      Aaa       1,380    Florida HFA, Home Ownership Revenue Refunding Bonds, AMT, Series G-1, 7.90%
                            due 3/01/2022 (e)                                                                      1,454

                            Florida State Board of Education, Capital Outlay (Public Education):
AA+      AA2       2,750      Series A, 6.10% due 6/01/2024                                                        3,005
AAA      AAA       7,500      Series B, 4.50% due 6/01/2028 (b)                                                    6,935

AAA      Aaa       3,000    Florida State Department of General Services, Division Facilities Management
                            Revenue Bonds (Facilities Pool), Series B, 4.50% due 9/01/2023 (f)                     2,792

AAA      Aaa       6,500    Florida State Division Board of Finance, Department of General Services
                            Revenue Bonds (Department of Natural Resource Preservation), Series 2000-A,
                            6.75% due 7/01/2001 (a)(g)                                                             7,143

                            Florida State Mid-Bay Bridge Authority Revenue Bonds, Series A:
NR*      NR*       5,495      7.50% due 10/01/2017                                                                 6,189
NR*      Aaa       1,500      5.40% due 10/01/2018 (a)(i)                                                            545
NR*      Aaa       3,005      5.40% due 10/01/2019 (a)(i)                                                          1,029
NR*      Aaa       1,695      5.45% due 10/01/2020 (a)(i)                                                            550

AAA      Aaa       5,000    Florida State Turnpike Authority, Turnpike Revenue Bonds (Department of
                            Transportation), Series B, 5% due 7/01/2016 (b)                                        5,062


MuniYield Florida Fund
October 31, 1998


SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Florida (continued)
AA       Aa3      $5,000    Gainesville, Florida, Utilities System Revenue Bonds, Series A, 6.50% due
                            10/01/2002 (g)                                                                     $   5,598

AAA      Aaa       4,000    Greater Orlando Aviation Authority Revenue Bonds (Orlando Airport Facilities),
                            AMT, Series A, 6.50% due 10/01/2012 (c)                                                4,414

A        A3        6,000    Hillsborough County, Florida, Capital Improvement Revenue Bonds (County
                            Center Project), Second Series, 6.75% due 7/01/2002 (g)                                6,725

AAA      Aaa       1,000    Hillsborough County, Florida, IDA, Revenue Bonds (Allegany Health System--J.
                            Knox Village), 6.375% due 12/01/2003 (g)                                               1,088

                            Hillsborough County, Florida, Utility Revenue Refunding Bonds:
BBB+     Baa1      1,245      Series A, 7% due 8/01/2014                                                           1,345
AAA      Aaa       2,000      Series B, 6.50% due 8/01/2016 (f)                                                    2,171

AAA      Aaa       1,300    Indian River County, Florida, Hospital Revenue Refunding Bonds, 5.70% due
                            10/01/2015 (f)                                                                         1,413

AAA      Aaa       5,000    Jacksonville, Florida, Capital Improvement Revenue Refunding Bonds (Stadium
                            Project), 4.75% due 10/01/2025 (a)                                                     4,795

A1+      VMIG1++     500    Jacksonville, Florida, PCR, Refunding (Florida Power & Light Co. Project),
                            VRDN, 3.70% due 5/01/2029 (h)                                                            500

AAA      Aaa       4,000    Lee County, Florida, Solid Waste System Revenue Bonds, AMT, Series A, 6.50%
                            due 10/01/2013 (b)                                                                     4,345

AAA      NR*       1,730    Leon County, Florida, HFA, S/F Mortgage Revenue Bonds (Multi-County Program),
                            AMT, Series B, 7.30% due 1/01/2028 (e)                                                 2,001

AAA      Aaa       2,500    Miami Beach, Florida, Parking Revenue Bonds, 5.125% due 9/01/2022 (f)                  2,508

AAA      Aaa       5,000    Miami--Dade County, Florida, Special Obligation Revenue Bonds, Sub-Series B,
                            5% due 10/01/2037 (b)                                                                  4,949

AAA      Aaa       5,270    Miami--Dade County, Florida, Special Obligation Revenue Refunding Bonds,
                            Sub-Series A, 13.291% due 10/01/2016 (b)(i)                                            2,122

AAA      Aaa       1,000    Ocoee, Florida, Transportation Revenue Refunding and Improvement Bonds, 4.50%
                            due 10/01/2023 (b)                                                                       931

AAA      Aaa       2,625    Okaloosa County, Florida, Gas District Revenue Bonds (Gas System), Series A,
                            5.20% due 10/01/2019 (b)                                                               2,682

                            Orange County, Florida, Health Facilities Authority Revenue Bonds (Hospital
                            --Orlando Regional Healthcare)(b):
AAA      Aaa         500      Refunding, Series C, 6.25% due 10/01/2016                                              586
AAA      Aaa       2,000      Series A, 6.25% due 10/01/2013                                                       2,356

AAA      Aaa       5,000    Orange County, Florida, Tourist Development, Tax Revenue Bonds, Series B,
                            6.50% due 10/01/2002 (a)(g)                                                            5,602

AAA      Aaa       6,000    Orlando & Orange County Expressway Authority, Florida, Revenue Refunding
                            Bonds, Junior Lien, 5% due 7/01/2021 (c)                                               5,983

AAA      Aaa       1,500    Palm Beach County, Florida, Criminal Justice Facilities Revenue Bonds, 7.20%
                            due 6/01/2015 (c)                                                                      1,924

NR*      Aaa       1,390    Palm Beach County, Florida, HFA, S/F Mortgage Revenue Bonds, AMT, Series A,
                            6.80% due 10/01/2027 (d)                                                               1,494

NR*      Aaa       1,000    Peace River/Manasota, Florida, Regional Water Supply Authority, Revenue
                            Refunding Bonds (Peace River Option Project), Series A, 5% due 10/01/2023 (b)            997

A1+      VMIG1++   2,800    Pinellas County, Florida, Health Facilities Authority, Revenue Refunding
                            Bonds, Pooled Hospital Loan Program, DATES, 3.70% due 12/01/2015 (h)                   2,800


MuniYield Florida Fund
October 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P     Moody's   Face                                                                                          Value
Ratings Ratings  Amount                               Issue                                                   (Note 1a)

Florida (concluded)
                            Saint Petersburg, Florida, Health Facilities Authority Revenue Bonds (Allegany
                            Health System)(b)(g):
AAA      Aaa      $1,550      (Saint Anthony's), 6.75% due 12/01/2003                                          $   1,761
AAA      Aaa       2,000      Series A, 7% due 12/01/2001                                                          2,230

                            Sarasota County, Florida, Public Hospital Board, Revenue Refunding Bonds
                            (Sarasota Memorial Hospital), Series B (b):
AAA      Aaa       3,100      5.25% due 7/01/2024                                                                  3,220
AAA      Aaa       5,000      5.50% due 7/01/2028                                                                  5,392

AAA      Aaa       7,250    Tallahassee, Florida, Energy System Revenue Refunding Bonds, Series A, 4.75%
                            due 10/01/2026 (f)                                                                     6,947

AAA      Aaa       8,080    Tampa Bay, Florida, Water Utility System Revenue Bonds, Series B, 4.75% due
                            10/01/2027 (c)                                                                         7,737

AAA      Aaa       4,000    Tampa--Hillsborough County, Florida, Expressway Authority, Revenue Refunding
                            Bonds, 5% due 7/01/2027 (a)                                                            3,988

AAA      Aaa       2,520    Village Center Community Development District, Florida, Recreational Revenue
                            Refunding Bonds, Series A, 5% due 11/01/2021 (b)                                       2,513

AAA      Aaa       1,325    Winter Haven, Florida, Utility System Revenue Refunding and Improvement
                            Bonds, 4.75% due 10/01/2028 (b)                                                        1,266


New York--4.5%

A1+      VMIG1++   8,100    Long Island, New York, Power Authority, Electric System Revenue Bonds, VRDN,
                            Sub-Series 5, 3.70% due 5/01/2033 (h)                                                  8,100


North Carolina--2.1%

A1+      NR*       3,800    Raleigh Durham, North Carolina, Airport Authority, Special Facility Revenue
                            Refunding Bonds (American Airlines), VRDN, Series A, 3.70% due 11/01/2015 (h)          3,800


Puerto Rico--0.6%

BBB+     Baa1      1,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series T, 6% due
                            7/01/2016                                                                              1,087


Utah--1.6%

A1+      VMIG1++   2,800    Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN, 3.70% due
                            11/01/2024 (h)                                                                         2,800


Wyoming--0.6%

NR*      P1        1,100    Uinta County, Wyoming, PCR, Refunding (Chevron USA Inc. Project), VRDN,
                            3.70% due 8/15/2020 (h)                                                                1,100


Total Investments (Cost--$184,915)--108.2%                                                                       194,200

Liabilities in Excess of Other Assets--(8.2%)                                                                    (14,745)
                                                                                                                --------
Net Assets--100.0%                                                                                              $179,455
                                                                                                                ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FNMA/GNMA Collateralized.
(e)GNMA Collateralized.
(f)FSA Insured.
(g)Prerefunded.
(h)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1998.
(i)Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.


MuniYield Florida Fund
October 31, 1998


FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of October 31, 1998
Assets:             Investments, at value (identified cost--$184,915,307) (Note 1a)                         $194,199,798
                    Cash                                                                                          95,696
                    Interest receivable                                                                        2,051,816
                    Prepaid expenses and other assets                                                             10,480
                                                                                                            ------------
                    Total assets                                                                             196,357,790
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                 $ 16,758,094
                      Investment adviser (Note 2)                                                79,134       16,837,228
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        65,802
                                                                                                            ------------
                    Total liabilities                                                                         16,903,030
                                                                                                            ------------

Net Assets:         Net assets                                                                              $179,454,760
                                                                                                            ============

Capital:            Capital Shares (unlimited number of shares of beneficial
                    interest authorized) (Note 4):
                      Preferred Shares, par value $.05 per share (2,200
                      shares of AMPS* issued and outstanding at $25,000 per
                      share liquidation preference)                                                         $ 55,000,000
                      Common Shares, par value $.10 per share (7,928,215 shares
                      issued and outstanding)                                              $    792,822
                    Paid-in capital in excess of par                                        110,663,375
                    Undistributed investment income--net                                      1,397,349
                    Undistributed realized capital gains on investments--net                  2,316,723
                    Unrealized appreciation on investments--net                               9,284,491
                                                                                           ------------
                    Total--Equivalent to $15.70 net asset value per Common Share
                    (market price--$16.00)                                                                   124,454,760
                                                                                                            ------------
                    Total capital                                                                           $179,454,760
                                                                                                            ============

                   *Auction Market Preferred Shares.

                    See Notes to Financial Statements.


MuniYield Florida Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  9,994,148
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    889,420
                    Commission fees (Note 4)                                                    139,517
                    Professional fees                                                            87,226
                    Accounting services (Note 2)                                                 34,400
                    Transfer agent fees                                                          30,482
                    Printing and shareholder reports                                             26,114
                    Trustees' fees and expenses                                                  22,915
                    Custodian fees                                                               14,462
                    Listing fees                                                                 13,522
                    Pricing fees                                                                  7,284
                    Other                                                                        15,259
                                                                                           ------------
                    Total expenses                                                                             1,280,601
                                                                                                            ------------
                    Investment income--net                                                                     8,713,547
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          4,230,658
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (1,550,972)
(Loss) on                                                                                                   ------------
Investments         Net Increase in Net Assets Resulting from Operations                                    $ 11,393,233
--Net (Notes                                                                                                ============
1b, 1d & 3):

                    See Notes to Financial Statements.


MuniYield Florida Fund
October 31, 1998


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   October 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $  8,713,547     $  8,861,646
                    Realized gain on investments--net                                         4,230,658        1,872,160
                    Change in unrealized appreciation on investments--net                    (1,550,972)       1,383,784
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     11,393,233       12,117,590
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions         Common Shares                                                          (6,806,895)      (7,029,122)
to Shareholders       Preferred Shares                                                       (1,531,002)      (1,816,122)
(Note 1e):          Realized gain on investments--net:
                      Common Shares                                                          (1,758,807)        (347,814)
                      Preferred Shares                                                         (453,420)         (95,370)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (10,550,124)      (9,288,428)
                                                                                           ------------     ------------

Beneficial          Value of shares issued to Common Shareholders in
Interest            reinvestment of dividends and distributions                                 880,850          197,507
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                              1,723,959        3,026,669
                    Beginning of year                                                       177,730,801      174,704,132
                                                                                           ------------     ------------
                    End of year*                                                           $179,454,760     $177,730,801
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  1,397,349     $  1,021,699
                                                                                           ============     ============

                    See Notes to Financial Statements.


MuniYield Florida Fund
October 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                     For the
                                                                                    Year Ended October 31,
Increase (Decrease) in Net Asset Value:                                  1998      1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  15.59   $  15.23  $  15.07  $  13.82   $  16.74
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                1.10       1.13      1.13      1.14       1.15
                    Realized and unrealized gain (loss) on
                    investments--net                                       .34        .41       .17      1.25      (2.46)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.44       1.54      1.30      2.39      (1.31)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions to Common
                    Shareholders:
                      Investment income--net                              (.86)      (.89)     (.90)     (.88)      (.95)
                      Realized gain on investments--net                   (.22)      (.04)       --        --       (.43)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions to Common
                    Shareholders                                         (1.08)      (.93)     (.90)     (.88)     (1.38)
                                                                      --------   --------  --------  --------   --------
                    Effect of Preferred Share activity:
                      Dividends and distributions to Preferred
                      Shareholders:
                        Investment income--net                            (.19)      (.24)     (.24)     (.26)      (.15)
                        Realized gain on investments--net                 (.06)      (.01)       --        --       (.08)
                                                                      --------   --------  --------  --------   --------
                    Total effect of Preferred Share activity              (.25)      (.25)     (.24)     (.26)      (.23)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  15.70   $  15.59  $  15.23  $  15.07   $  13.82
                                                                      ========   ========  ========  ========   ========
                    Market price per share, end of year               $  16.00   $  15.50  $  14.50  $ 13.375   $ 11.375
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on market price per share                     10.66%     13.76%    15.29%    25.63%    (24.94%)
Return:*                                                              ========   ========  ========  ========   ========
                    Based on net asset value per share                   7.96%      8.93%     7.47%    16.50%     (9.43%)
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses                                              .72%       .75%      .74%      .77%       .76%
Net Assets:**                                                         ========   ========  ========  ========   ========
                    Investment income--net                               4.90%      5.04%     5.11%     5.32%      5.15%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, net of Preferred Shares, end of
Data:               year (in thousands)                               $124,455   $122,731  $119,704  $118,402   $108,591
                                                                      ========   ========  ========  ========   ========
                    Preferred Shares outstanding, end of
                    year (in thousands)                               $ 55,000   $ 55,000  $ 55,000  $ 55,000   $ 55,000
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  92.25%    107.09%   119.29%    97.93%     18.31%
                                                                      ========   ========  ========  ========   ========

Leverage:           Asset coverage per $1,000                         $  3,263   $  3,231  $  3,176  $  3,153   $  2,974
                                                                      ========   ========  ========  ========   ========

Dividends           Investment income--net                            $    696   $    826  $    869  $    927   $    549
Per Share on                                                          ========   ========  ========  ========   ========
Preferred Shares
Outstanding:++

                   *Total investment returns based on market value,
                    which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to
                    Preferred Shareholders.
                  ++Dividends per share have been adjusted to reflect a
                    two-for-one stock split that occurred on December 1, 1994.

                    See Notes to Financial Statements.


MuniYield Florida Fund
October 31, 1998


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Florida Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MYF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



MuniYield Florida Fund
October 31, 1998


(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1998 were $164,339,462 and $160,390,223, respectively.

Net realized gains for the year ended October 31, 1998 and net unrealized gains as of October 31, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $ 4,230,658     $9,284,491
                                  -----------     ----------
Total                             $ 4,230,658     $9,284,491
                                  ===========     ==========


As of October 31, 1998, unrealized appreciation for Federal income tax purposes aggregated $9,284,491, of which $9,549,775 related to appreciated securities and $265,284 related to depreciated securities. The aggregate cost of investments at October 31, 1998 for Federal income tax purposes was $184,915,307.


4. Beneficial Interest Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 increased by 56,492 and 12,947, respectively, as a result of dividend reinvestment.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 1998 was 3.23%.

Shares issued and outstanding during the years ended October 31, 1998 and October 31, 1997 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc., an affiliate of FAM, earned $72,191 as commissions.

5. Subsequent Event:
On November 5, 1998 the Fund's Board of Trustees declared an ordinary income dividend to holders of Common Shares in the amount of $.074297 per share, payable on November 27, 1998 to shareholders of record as of November 20, 1998.



MuniYield Florida Fund
October 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
MuniYield Florida Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Fund as of October 31, 1998, the related statement of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Fund, as of October 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 7, 1998
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid by MuniYield Florida Fund during its taxable year ended October 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the taxable capital gains distributions paid by the Fund during the year:

                                                     Payable          Short-Term      Long-Term
                                                       Date         Capital Gains   Capital Gains
Common Shareholders                                  12/30/97          $  .167778       $ .055493*
Preferred Shareholders                               11/13/97          $21.11           $6.87*
                                                     11/20/97          $21.16           $6.90*
                                                     11/28/97          $24.17           $7.90*
                                                     12/04/97          $18.11           $5.94*
                                                     12/11/97          $20.79           $6.87*
                                                     12/18/97          $14.83           $4.93*
                                                     12/26/97          $16.24           $5.44*
                                                      1/02/98          $ 8.84           $3.01*
                                                      1/08/98          $  .50           $ .18**
                                                      1/15/98          $ 9.12           $3.19**

 *Of this distribution, 72.26% is subject to the 28% tax rate and
  27.74% is subject to the 20% tax rate.
**The entire distribution is subject to the 20% tax rate.

  Please retain this information for your records.


MuniYield Florida Fund
October 31, 1998


QUALITY PROFILE (UNAUDITED)

The quality ratings of securities in the Fund as of October 31, 1998 were as follows:

                                   Percent of
S&P Rating/Moody's Rating          Net Assets

AAA/Aaa                                70.3%
AA/Aa                                   8.6
A/A                                    12.0
BBB/Baa                                 3.2
NR (Not Rated)                          3.5
Other++                                10.6

[FN]
++Temporary investments in short-term municipal securities.



MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents
Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004


NYSE Symbol
MYF